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                       METROPOLITAN LIFE INSURANCE COMPANY

                       SECURITY EQUITY SEPARATE ACCOUNT 13



                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

                  ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY



                     Supplement dated January 5, 2006 to the

               Prospectus dated November 3, 2003, as supplemented



Metropolitan Life Insurance Company (the "Company") has filed an application with the Securities and Exchange Commission ("SEC") requesting an order to allow the Company to remove a variable investment option ("Existing Fund") and to substitute a new option ("Replacement Fund") as shown below. The Replacement Fund is a Portfolio of the Metropolitan Series Fund, Inc. and will be added as an investment option on or before the date of the substitution.

To the extent required by law, approval of the proposed substitution is being obtained from the state insurance regulators in certain jurisdictions.

The Company believes that the proposed substitution is in the best interest of Policy Owners. The Replacement Fund will have at least similar investment objectives and policies as the Existing Fund. The Company will bear all expenses related to the substitution, and it will have no tax consequences for you. The Company anticipates that, if such order is granted, the proposed substitutions will occur on or about May 1, 2006.

The proposed substitution and respective advisers and/or sub-advisers for the Policies listed above are:



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
EXISTING FUND AND CURRENT ADVISER                                    REPLACEMENT FUND AND SUB-ADVISER
(WITH CURRENT SUB-ADVISER AS NOTED)


VIP Growth Portfolio (Initial Class)                          ->      T. Rowe Price Large Cap Growth Portfolio
--------------------                                                 ----------------------------------------
                                                                     (Class A)

Fidelity Management and Research Company
                                                                     T. Rowe Price Associates Inc.

(Fidelity Management & Research (U.K.) Inc., Fidelity
Management & Research (Far East) Inc., Fidelity
International Investment Advisers, Fidelity Investments
Japan Limited, Fidelity Investment Money Management, Inc., and FMR Co., Inc.)
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Please note that:

         o No action is required on your part at this time. You will not need to file a new election or take any immediate action if the SEC approves the substitution.

         o The elections you have on file for allocating your cash value, premium payments and deductions will be redirected to the Replacement Fund unless you change your elections and transfer your funds before the substitution takes place.

         o You may transfer amounts in your Policy among the variable investment options and the fixed option as usual. The substitution itself will not be treated as a transfer for purposes of the transfer provisions of your Policy, subject to the Company's restrictions on transfers to prevent or limit "market timing" activities by Policy Owners or agents of Policy Owners.

         o If you make one transfer from the above Existing Fund before the substitution, or from the Replacement Fund after the substitution, any transfer charge that might otherwise be imposed will be waived from the date of this Notice through the date that is 30 days after the substitution.

         o On the effective date of the substitution, your cash value in the variable investment option will be the same as before the substitution. However, the number of units you receive in the Replacement Fund will be different from the number of units in your Existing Fund, due to the difference in unit values.

         o        There will be no tax consequences to you.

Following the substitution, we will send you a prospectus for Metropolitan Series Fund, Inc., as well as notice of the actual date of the substitutions and confirmation of transfers.

Please contact us at 1-888-458-2654 if you have any questions.



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